                                                                      EXHIBIT 25

                             FIRSTAR CORPORATION

                         (Commission File No. 1-2981)

                              POWER OF ATTORNEY

                          Annual Report on Form 10-K


     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an Annual Report of Form 10-K for the fiscal year ended December 31, 1997; and

     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, JEFFREY B. WEEDEN AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report or Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 23rd day of February, 1998.




                                         /s/ George M. Chester, Jr.
                                         --------------------------
                                         George M. Chester, Jr.

                             FIRSTAR CORPORATION

                         (Commission File No. 1-2981)

                              POWER OF ATTORNEY

                          Annual Report on Form 10-K


     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an Annual Report of Form 10-K for the fiscal year ended December 31, 1997; and

     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, JEFFREY B. WEEDEN AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report or Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 18th day of February, 1998.




                                         /s/ C. Paul Johnson
                                         -------------------
                                         C. Paul Johnson

                             FIRSTAR CORPORATION

                         (Commission File No. 1-2981

                              POWER OF ATTORNEY

                          Annual Report on Form 10-K


     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an Annual Report of Form 10-K for the fiscal year ended December 31, 1997; and

     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, JEFFREY B. WEEDEN AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report or Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 30th day of January, 1998.




                                         /s/ William H. Lacy
                                         -------------------
                                         William H. Lacy

                             FIRSTAR CORPORATION

                         (Commission File No. 1-2981

                              POWER OF ATTORNEY

                          Annual Report on Form 10-K


     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an Annual Report of Form 10-K for the fiscal year ended December 31, 1997; and

     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, JEFFREY B. WEEDEN AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report or Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 29th day of January, 1998.




                                         /s/ Robert C. Buchanan
                                         -----------------------
                                         Robert C. Buchanan

                             FIRSTAR CORPORATION

                         (Commission File No. 1-2981)

                              POWER OF ATTORNEY

                          Annual Report on Form 10-K


     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an Annual Report of Form 10-K for the fiscal year ended December 31, 1997; and

     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, JEFFREY B. WEEDEN AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report or Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 29th day of January, 1998.




                                         /s/ William W. Wirtz
                                         --------------------
                                         William W. Wirtz

                             FIRSTAR CORPORATION

                         (Commission File No. 1-2981)

                              POWER OF ATTORNEY

                          Annual Report on Form 10-K


     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an Annual Report of Form 10-K for the fiscal year ended December 31, 1997; and

     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, JEFFREY B. WEEDEN AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report or Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 23rd day of January, 1998.




                                         /s/ Robert J. O'Toole
                                         ---------------------
                                         Robert J. O'Toole

                             FIRSTAR CORPORATION

                         (Commission File No. 1-2981)

                              POWER OF ATTORNEY

                          Annual Report on Form 10-K


     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an Annual Report of Form 10-K for the fiscal year ended December 31, 1997; and

     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, JEFFREY B. WEEDEN AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report or Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 21st day of January, 1998.




                                         /s/ Daniel F. McKeithan, Jr.
                                         ----------------------------
                                         Daniel F. McKeithan, Jr.

                             FIRSTAR CORPORATION

                         (Commission File No. 1-2981)

                              POWER OF ATTORNEY

                          Annual Report on Form 10-K


     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an Annual Report of Form 10-K for the fiscal year ended December 31, 1997; and

     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, JEFFREY B. WEEDEN AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report or Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 11th day of February, 1998.



                                         /s/ Michael E. Batten
                                         ---------------------
                                         Michael E. Batten

                             FIRSTAR CORPORATION

                         (Commission File No. 1-2981)

                              POWER OF ATTORNEY

                          Annual Report on Form 10-K


     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an Annual Report of Form 10-K for the fiscal year ended December 31, 1997; and

     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, JEFFREY B. WEEDEN AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report or Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 14th day of January, 1998.




                                         /s/ Judith D. Pyle
                                         ------------------
                                         Judith D. Pyle

                             FIRSTAR CORPORATION

                         (Commission File No. 1-2981)

                              POWER OF ATTORNEY

                          Annual Report on Form 10-K


     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an Annual Report of Form 10-K for the fiscal year ended December 31, 1997; and

     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, JEFFREY B. WEEDEN AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report or Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 15th day of January, 1998.




                                         /s/ Kenneth P. Manning
                                         ----------------------
                                         Kenneth P. Manning

                             FIRSTAR CORPORATION

                         (Commission File No. 1-2981)

                              POWER OF ATTORNEY

                          Annual Report on Form 10-K


     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an Annual Report of Form 10-K for the fiscal year ended December 31, 1997; and

     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, JEFFREY B. WEEDEN AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report or Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 19th day of January, 1998.




                                         /s/ Sheldon B. Lubar
                                         --------------------
                                         Sheldon B. Lubar

                             FIRSTAR CORPORATION

                         (Commission File No. 1-2981)

                              POWER OF ATTORNEY

                          Annual Report on Form 10-K


     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an Annual Report of Form 10-K for the fiscal year ended December 31, 1997; and

     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, JEFFREY B. WEEDEN AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report or Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 20th day of January, 1998.




                                         /s/ James H. Keyes
                                         ------------------
                                         James H. Keyes

                             FIRSTAR CORPORATION

                         (Commission File No. 1-2981)

                              POWER OF ATTORNEY

                          Annual Report on Form 10-K


     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an Annual Report of Form 10-K for the fiscal year ended December 31, 1997; and

     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, JEFFREY B. WEEDEN AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report or Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 12th day of January, 1998.




                                         /s/ Joe F. Hladky
                                         -----------------
                                         Joe F. Hladky

                             FIRSTAR CORPORATION

                         (Commission File No. 1-2981)

                              POWER OF ATTORNEY

                          Annual Report on Form 10-K


     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an Annual Report of Form 10-K for the fiscal year ended December 31, 1997; and

     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, JEFFREY B. WEEDEN AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report or Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 13th day of January, 1998.




                                         /s/ James L. Forbes
                                         -------------------
                                         James L. Forbes

                             FIRSTAR CORPORATION

                         (Commission File No. 1-2981)

                              POWER OF ATTORNEY

                          Annual Report on Form 10-K


     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, an Annual Report of Form 10-K for the fiscal year ended December 31, 1997; and

     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, JEFFREY B. WEEDEN AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report or Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 12th day of January, 1998.




                                         /s/ Roger H. Derusha
                                         --------------------
                                         Roger H. Derusha